UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	October 4, 2006

THE MARCUS CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-12609	39-1139844
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)
(414) 905-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

        On October 4, 2006, the Board of Directors of The Marcus Corporation (the “Company”) adopted a global amendment (the “Amendment”) to the Company’s 1994 Nonemployee Director Stock Option Plan, 1995 Equity Incentive Plan and 2004 Equity Incentive Plan (together, the “Plans”). The Amendment addresses the potential effect of new accounting rule FAS 123(R), which could cause the Company to potentially recognize incremental compensation expense in the event outstanding equity awards were adjusted to prevent dilution resulting from certain potential future capital events, such as stock dividends or splits. The Amendment provides for the mandatory application of the Plans’ discretionary anti-dilution provisions upon the occurrence of certain defined capital events that would otherwise result in the dilution of the intended benefits and rights of then outstanding stock options and other equity awards under the Plans The Amendment does not represent a material change to the benefits or rights accruing to current or future participants in the Plans or to the terms and conditions of existing or future stock options or other equity awards under the Plans. The Company is not currently contemplating any defined capital event. The Amendment is filed as an exhibit hereto and is incorporated herein by reference.

        In connection with the adoption of the Amendment, the Board of Directors amended and restated the Plans to incorporate the language of the Amendment. The amended and restated Plans are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(10.1)	Global Amendment to 1994 Nonemployee Director Stock Option Plan, 1995 Equity Incentive Plan and 2004 Equity Incentive Plan of The Marcus Corporation, dated October 4, 2006.

(10.2)	The Marcus Corporation 1994 Nonemployee Director Stock Option Plan, as amended and restated.

(10.3)	The Marcus Corporation 1995 Equity Incentive Plan, as amended and restated.

(10.4)	The Marcus Corporation 2004 Equity Incentive Plan, as amended and restated.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION
Date: October 5, 2006	By: /s/ Douglas A. Neis
Douglas A. Neis
Chief Financial Officer and Treasurer

THE MARCUS CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(10.1)	Global Amendment to 1994 Nonemployee Director Stock Option Plan, 1995 Equity Incentive Plan, and 2004 Equity Incentive Plan of The Marcus Corporation, dated October 4, 2006.

(10.2)	The Marcus Corporation 1994 Nonemployee Director Stock Option Plan, as amended and restated.

(10.3)	The Marcus Corporation 1995 Equity Incentive Plan, as amended and restated.

(10.4)	The Marcus Corporation 2004 Equity Incentive Plan, as amended and restated.